SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 25, 2010

NEOSTEM, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-10909 (Commission File Number)	22-2343568 (IRS Employer Identification No.)

420 Lexington Avenue, Suite 450, New York, New York  10170
(Address of Principal Executive Offices)(Zip Code)

(212) 584-4180
Registrant's Telephone Number

Check the  appropriate  box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On June 24, 2010, NeoStem, Inc. (the “Company”) entered into a placement agent agreement (the “Placement Agent Agreement”) with Rodman & Renshaw, LLC (the “Placement Agent”), pursuant to which the Placement Agent agreed to use its reasonable best efforts to arrange for the sale of securities of the Company.  The Company has agreed to pay the Placement Agent an aggregate fee equal to 6% of the gross proceeds received by the Company in the placement.  In addition, the Company has agreed to grant to the Placement Agent or its designees five year warrants to purchase up to 4% of the aggregate number of shares of Common Stock sold in the placement at a price of 125% of the public offering price per share, and to reimburse the Placement Agent for expenses incurred by it in connection with the offering in an amount equal to 0.8% of the gross proceeds received by the Company in the offering, but in no event in excess of $40,000.

On June 25, 2010, the Company entered into definitive securities purchase agreements with investors in the offering, pursuant to which such investors agreed to purchase, and the Company agreed to sell, an aggregate of 2,325,582 Units, consisting of an aggregate of 2,325,582 shares of Common Stock and warrants to purchase an aggregate of 581,394 shares of Common Stock, for gross proceeds of $5.0 million.  Each Unit was priced at $2.15 and consists of one share of common stock and a warrant which will allow the investor to purchase 0.25 shares of common stock at a per share price of $2.75.  The warrants may be called by the Company in the event that the common stock trades over $4.50 per share for 10 consecutive trading days.  Subject to certain ownership limitations, the warrants will be exercisable on the date of the closing and will expire 2 years thereafter.  The number of shares of Common Stock issuable upon exercise of the warrants and the exercise price of the warrants are adjustable in the event of stock dividends, splits, recapitalizations, reclassifications, combinations or exchanges of shares, reorganizations, liquidations, consolidation, acquisition of the Company (whether through merger or acquisition of substantially all the assets or stock of the Company) or similar events.

The net proceeds to the Company from the placement, after deducting the Placement Agent’s fees and expenses, the Company’s estimated offering expenses, and excluding the proceeds, if any, from the exercise of the Warrants issued in the offering, are expected to be approximately $4.6 million.  The Company intends to use the net proceeds from this offering for general corporate purposes, including for the construction of lab facilities in China, stem cell-related research and development projects, development and licensing of new pharmaceutical products in China, and for working capital and the Company’s future growth through potential acquisitions.  The offering is expected to close on or about June 30, 2010, subject to the satisfaction of customary closing conditions.

The shares of Common Stock, Warrants and shares of Common Stock issuable upon exercise of the Warrants will be issued pursuant to a prospectus supplement, to be dated as of June 28, 2010, which is being filed with the Securities and Exchange Commission in connection with a takedown from the Company’s shelf registration statement on Form S-3 (File No. 333-166169), which became effective on May 11, 2010, and the base prospectus dated as of May 19, 2010.  A copy of the opinion of Lowenstein Sandler PC relating to the legality of the issuance and sale of the shares of Common Stock, Warrants and shares of Common Stock issuable upon exercise of the Warrants in the offering is attached as Exhibit 5.1 hereto.

The foregoing descriptions of the terms of the Placement Agent Agreement, the Placement Agent Warrant, the Securities Purchase Agreements and Warrants are subject to, and qualified in their entirety by reference to, the Placement Agent Agreement, the form of Securities Purchase Agreement and the form of Common Stock Purchase Warrant, which are filed herewith as Exhibits 1.1, 4.2, 10.1, and 4.1, respectively, and are incorporated herein by reference.  Each of the Placement Agent Agreement and the form of Securities Purchase Agreement contains representations and warranties that the parties made to, and solely for the benefit of, the other in the context of all of the terms and conditions of that agreement and in the context of the specific relationship between the parties.  The provisions of the Placement Agent Agreement and the form of Securities Purchase Agreement, including the representations and warranties contained therein, are not for the benefit of any party other than the parties to such agreements and are not intended as documents for investors and the public to obtain factual information about the current state of affairs of the parties to those documents and agreements. Rather, investors and the public should look to other disclosures contained in the Company’s filings with the Securities and Exchange Commission.

Item 8.01 Other Events

A copy of the Company’s press release, dated June 25, 2010, relating to the offering is attached hereto as Exhibit 99.1. and incorporated herein by reference.

Forward-Looking Statements

Certain statements in this Form 8-K are forward-looking statements that involve a number of risks and uncertainties.  Such forward-looking statements include statements about the expected settlement of the sale and purchase of common stock described herein and the Company’s receipt of net proceeds therefrom.  For such statements, the Company claims the protection of the Private Securities Litigation Reform Act of 1995.  Actual events or results may differ materially from the Company’s expectations.  Factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to, the Company’s ability to satisfy applicable closing conditions under the Placement Agent Agreement and Securities Purchase Agreements.  Additional factors that could cause actual results to differ materially from those stated or implied by the Company’s forward-looking statements are disclosed in the Company’s reports filed with the Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
1.1	Placement Agent Agreement, dated June 24, 2010, between NeoStem, Inc. and Rodman & Renshaw, LLC

4.1	Form of Common Stock Purchase Warrant

4.2	Form of Placement Agent Warrant

5.1	Opinion of Lowenstein Sandler PC

10.1	Form of Securities Purchase Agreement dated June 25, 2010

23.1	Consent of Lowenstein Sandler PC (contained in Opinion of Lowenstein Sandler PC filed as Exhibit 5.1)

99.1	Press release, dated June 25, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, NeoStem, Inc. has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOSTEM, INC.

By:	/s/ Catherine M. Vaczy
Name: Catherine M. Vaczy
Title: Vice President and General Counsel

Date:  June 28, 2010